SUBJECT TO REVISION
COMPUTATIONAL MATERIALS AS REVISED AUGUST 6, 2002




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                         $[1,700,000,000] (APPROXIMATE)

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  HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-KS5


                           RASC SERIES 2002-KS5 TRUST
                                     ISSUER

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER


                                 AUGUST 6, 2002



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disclaimer,  please contact Credit Suisse First Boston  Corporation.  As Revised
August 6, 2002.
________________________________________________________________________________



OFFERED CERTIFICATES

-------- ------------- -------- -------- ------------- ---------- ---------- ---------- --------------
                                           EXPECTED    WAL                                  FINAL
                       BOND     LOAN       RATINGS     (TO        PRINCIPAL               SCHEDULED
 CLASS      AMOUNT      TYPE     GROUP   (MOODY'S/S&P)  CALL)1     WINDOW1    COUPON    MATURITY DATE
-------- ------------- -------- -------- ------------- ---------- ---------- ---------- --------------
-------- ------------- -------- -------- ------------- ---------- ---------- ---------- --------------
A-IA     $875,000,000   FLT-PT     A       Aaa/AAA       2.50     09/02 -    1ML+ [      August 20324
                                                                  04/08        ]%2,3
A-IB-1    $85,000,000   FIX-SEQ    B       P-1/A-I+      0.45     09/02 -      Fixed     August 2003
                                                                  05/03
A-IB-2   $207,000,000   FIX-SEQ    B       Aaa/AAA       1.14     05/03 -      Fixed     August 2022
                                                                  04/04
A-IB-3   $533,000,000   FLT-SEQ    B       Aaa/AAA       3.35     04/04 -    1ML+ [      August 20324
                                                                  04/08        ]%2,3
-------- ------------- -------- -------- ------------- ---------- ---------- ---------- --------------
-------- ------------- -------- -------- ------------- ---------- ---------- ---------- --------------
Total    $1,700,000,000
-------- ------------- -------- -------- ------------- ---------- ---------- ---------- --------------


(1) The Certificates will be priced at 100% PPC as described herein. Assumes no losses and that 1-month LIBOR and 6-month LIBOR remain constant at 1.78% and 1.73125%, respectively. Weighted average life to call and principal window assumes the exercise of the 10% call.

(2) The coupon on the Class A-IA and Class A-IB-3 Certificates will increase to one-month LIBOR plus 2x the applicable margin beginning on the second distribution date after the first possible optional termination date for the mortgage loans.

(3)  Subject to the Net WAC Cap Rate, adjusted to an actual over 360-day rate.

(4) The final scheduled maturity dates with respect to the Class A-IA and Class A-IB-3 Certificates will be the distribution date in the month of the last scheduled monthly payment on any mortgage loan.


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________________________________________________________________________________


SUMMARY OF TERMS

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation

MASTER SERVICER: Residential Funding Corporation ("RFC")

SUBSERVICER:  The primary  servicing will be provided by  HomeComings  Financial
     Network,   Inc.,  a  wholly  owned   subsidiary  of   Residential   Funding
     Corporation, with respect to approximately 95.78% of the mortgage loans.

TRUSTEE: JP Morgan Chase Bank

LEAD UNDERWRITER: Credit Suisse First Boston

CO UNDERWRITERS: Residential Funding Securities Corporation Banc of America Securities LLC Bear, Stearns & Co. Inc. Deutsche Bank Securities JPMorgan Salomon Smith Barney, Inc.

ISSUER: RASC Series 2002-KS5 Trust

CERTIFICATES:  RASC Series  2002-KS5 Trust,  Home Equity  Mortgage  Asset-Backed
     Pass-Through Certificates, Series 2002-KS5: Class A-IA Certificates (the "Class A-IA Certificates") and Class A-IB-1 Certificates, Class A-IB-2 Certificates and Class A-IB-3 Certificates (collectively, the "Class A-IB Certificates", and together with the Class A-IA Certificates, the "Class A Certificates").

EXPECTED PRICING: Week of August 5, 2002

EXPECTED SETTLEMENT DATE: August [29], 2002

MORTGAGE INSURANCE PROVIDER: Mortgage Guaranty Insurance Corporation ("MGIC")

CERTIFICATE INSURER: Ambac Assurance Corporation ("Ambac")

STATISTICAL CALCULATION DATE: July 1, 2002

CUT-OFF DATE: August 1, 2002

DISTRIBUTION DATES: The 25th day of each month (or the next business day), commencing in September 2002.

FORM OF CERTIFICATES: The certificates will be available in book-entry same day funds through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS:  $25,000 and integral  multiples of $1 in excess thereof.
     ERISA CONSIDERATIONS: The Class A Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT: The offered certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

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________________________________________________________________________________



CLASS A-IB-1 ELIGIBLE
INVESTORS:

     The Class A-IB-1 Certificates are structured to be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisors, however, regarding whether an investment by the money market fund in the Class A-IB-1 Certificates satisfies the requirements of the Rule and the money market fund's investment policies and objectives.

TAX  STATUS: One or more REMIC elections.

OPTIONAL  TERMINATION:   On  any  distribution   date  on  which  the  aggregate
     outstanding principal balance of the mortgage loans as of the related determination date is less than 10% of their principal balance as of the Cut-off date, the master servicer will have the option to purchase from the trust all remaining mortgage loans causing an early retirement of the certificates or purchase all of the certificates.


ELIGIBLE MASTER SERVICING
COMPENSATION:

     With respect to any distribution date, the lesser of (a) one-twelfth of 0.125% of the aggregate stated principal balance of the mortgage loans immediately preceding that distribution date and (b) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that distribution date.

MORTGAGE LOANS: The mortgage pool will consist of adjustable-rate mortgage loans secured by first liens on mortgaged properties. The mortgage pool will be subdivided into two groups referred to as the Group A and the Group B Loans. The Group A Loans will consist of mortgage loans which had principal balances at origination of no more than $300,700 if a single family property (or $451,050 if originated in Hawaii or Alaska), $384,900 if a two-family property (or $577,350 if originated in Hawaii or Alaska), $465,200 if a three-family property (or $697,800 if originated in Hawaii or Alaska), or $578,150 if a four-family property (or $867,225 if originated in Hawaii or Alaska). The mortgage loans were originated using less restrictive underwriting standards than the underwriting standards applied by some other first lien purchase programs, including other programs of Residential Funding Corporation and the programs of Fannie Mae and Freddie Mac.

MORTGAGE INSURANCE POLICY: The depositor will acquire a mortgage insurance policy for certain mortgage loans with LTV ratios in excess of 50%. The insured mortgage loans are called the covered mortgage loans. Approximately 75.51% of the mortgage loans will be covered mortgage loans as of the Statistical Calculation Date. The mortgage insurance policy for the covered mortgage loans will be issued by MGIC and will be limited as described in the prospectus supplement.

EXPENSE FEE RATE: The expense fee for each mortgage loan is payable out of the interest payments on that mortgage loan. The expense fee consists of the premium payable to the mortgage insurer on covered mortgage loans and the servicing fee. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a mortgage loan for which there is no sub-servicer. The primary compensation to be paid to the master servicer for its master servicing activities will be 0.08% per annum of the outstanding principal balance of each mortgage loan. The weighted average sub-servicing fee rate as of the statistical calculation date in respect of each mortgage loan will be 0.447% per annum of the outstanding principal balance of that mortgage loan.

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________________________________________________________________________________



MONTHLY FEES:  The sum of (a) the  expense  fee rate and (b) the Ambac  premiums
     (based on insured certificate principal balances).

PROSPECTUS: The Class A Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the offered certificates and the mortgage loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the offered certificates may not be consummated unless the purchaser has received the Prospectus.


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________________________________________________________________________________




CREDIT ENHANCEMENT

The credit enhancement for the benefit of the offered certificates consists of:

EXCESS CASH FLOW: Because the mortgagors are expected to pay more interest on the mortgage loans than is necessary to pay interest on the Class A Certificates, along with fees and expenses of the trust each month, there may be excess cash flow. On each distribution date, this excess cash flow may be used to protect the Class A Certificates against most types of losses by making an additional payment of principal up to the amount of the losses.


OVERCOLLATERALIZATION:  On the closing  date,  the trust will issue an aggregate principal balance of the Class A Certificates which will be approximately equal to the aggregate principal balance of the mortgage loans. On each distribution date, commencing on the distribution date in March 2003, to the extent not used to cover losses, excess cash flow will be used to pay principal to the Class A Certificates, further reducing the aggregate principal balance of the certificates below the aggregate principal balance of the mortgage loans. The excess amount of the balance of the mortgage loans represents overcollateralization, which may absorb some losses on the mortgage loans, if not covered by excess cash flow. If the level of overcollateralization falls below what is required, the excess cash flow described above will be paid to the Class A Certificates, as principal to the extent described in the prospectus supplement. This will reduce the principal balance of the Class A Certificates faster than the principal balance of the mortgage loans, until the required level of overcollateralization is reached.

AMBACINSURANCE POLICY:  Ambac will  unconditionally  and irrevocably  guarantee:
     (a) interest on the Class A Certificates at the related  Pass-Through Rate,
     (b) the amount of any losses not covered by excess cash flow or overcollateralization, (c) the payment of principal of the Class A-IA, Class A-IB-2 and Class A-IB-3 Certificates by no later than the August 2032 distribution date, and (d) the payment of principal of the Class A-IB-1 Certificates by no later than the August 2003 distribution date. Ambac will not guarantee the payment of Basis Risk Shortfalls or Net Prepayment Interest Shortfalls.

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RASC SERIES 2002-KS5 TRUST

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disclaimer,  please contact Credit Suisse First Boston  Corporation.  As Revised
August 6, 2002.
________________________________________________________________________________




DISTRIBUTIONS


PRICING PREPAYMENT ASSUMPTION: 100% PPC assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.

PASS-THROUGH RATE: With respect to the Class A-IA and Class A-IB-3 Certificates and any distribution date, the lesser of (i) One-Month LIBOR plus the applicable margin and (ii) the Net WAC Cap Rate. With respect to the Class A-IB-1 and Class A-IB-2 Certificates and any distribution date, the applicable fixed rate.

COUPON STEP UP:  The  coupon on each  class of the Class  A-IA and Class  A-IB-3
     Certificates will increase to one-month LIBOR plus 2x the applicable margin on the second distribution date after the first possible optional termination date for the mortgage loans.

NET WAC CAP RATE: The weighted average of the net mortgage rates (the mortgage rates less the Monthly Fees) of the mortgage loans, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

BASISRISK SHORTFALL:  With respect to any distribution date on which the Net WAC
     Cap Rate is used to determine the pass-through rate, an amount equal to the excess of (x) accrued certificate interest calculated at a rate equal to One-Month LIBOR plus the applicable margin, provided that this rate is no greater than the Maximum Lifetime Rate Cap, over (y) accrued certificate interest calculated using the Net WAC Cap Rate. To the extent the shortfall remains unpaid on any distribution date, it will carry forward with interest. Any reimbursement of these shortfalls will only come from interest on the mortgage loans and will be paid only on a subordinated basis. No such carryover will be paid to any class of Class A Certificates once the certificate principal balance of such class has been reduced to zero.

MAXIMUM LIFETIME RATE CAP: The Maximum Lifetime Rate Cap will equal the weighted average of the maximum net mortgage rates on the mortgage loans as of the due date immediately preceding the related due period.

INTEREST ACCRUAL PERIOD: With respect to the Class A-IA, Class A-IB-1, and Class
     A-IB-3 Certificates, interest will initially accrue from the closing date to (but excluding) the first distribution date, and thereafter, from the prior distribution date to (but excluding) the current distribution date (on an actual/360 basis). With respect to the Class A-IB-2 Certificates, interest will accrue during the calendar month preceding the month of distribution (based on a 360-day year consisting of twelve 30-day months).

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disclaimer,  please contact Credit Suisse First Boston  Corporation.  As Revised
August 6, 2002.
________________________________________________________________________________




PRIORITY OF DISTRIBUTIONS


AVAILABLE  DISTRIBUTION   AMOUNT:  For  any  distribution  date,  the  Available
     Distribution Amount will equal the sum of the following amounts, net of amounts reimbursable therefrom to the master servicer and any subservicer:

     ,, collections of monthly payments on the mortgage loans, including prepayments and other unscheduled collections

     ,,   plus any amounts paid by Ambac under the Ambac Insurance Policy

     ,,   plus advances for delinquent payments on the mortgage loans

     ,, minus fees and expenses of the subservicers and the master servicer, including reimbursement for advances

     ,,   minus the premium paid to Ambac

     ,,   minus the premium paid to MGIC.




On each distribution date, the Available Distribution Amount will be distributed as follows:

(1) After the August 2003 distribution date, to Ambac, reimbursement for any payments made by Ambac in respect of the Class A-IB-1 Certificates.

(2) To the holders of the Class A Certificates, the interest distribution amount.

(3) To the holders of the Class A Certificates, the available principal funds as described under "Principal Paydown."

(4) To the holders of the Class A Certificates, excess cash flow to cover the principal portion of realized losses (other then excess losses) incurred on the mortgage loans for the preceding calendar month.
(5) To Ambac, excess cash flow to cover the aggregate of any payments made with respect to the Class A Certificates by Ambac under the certificate insurance policy.
(6) To build and maintain overcollateralization with excess cash flow beginning on the seventh distribution date (March 2003).
(7) To the holders of the Class A Certificates, excess cash flow to pay the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by eligible master servicing compensation on that distribution date.
(8) To the holders of the Class A Certificates, excess cash flow to pay any prepayment interest shortfalls remaining unpaid from prior distribution dates together with interest thereon.
(9) Excess cash flow to pay to the basis risk reserve fund for distribution to the holders of the Class A-IA and Class A-IB-3 Certificates the amount of any basis risk shortfalls for the current distribution date and any basis risk shortfalls remaining unpaid with respect to previous distribution dates, together (in the case of amounts with respect to previous distribution dates) with interest thereon.

(10) Any   remaining   amount  is  paid  to  the  holders  of  the   non-offered
     certificates.

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________________________________________________________________________________





PRINCIPAL PAYDOWN: Holders of each of the Class A Certificates will be entitled to receive on each distribution date, to the extent of any Available Distribution Amount remaining after interest distributions, a distribution in respect of principal, distributed as follows:

     Payments of principal will be distributed concurrently to the Class A-IA Certificates and to the Class A-IB Certificates, in each case allocated in proportion to the percentage of the principal collections derived from and losses incurred on the related loan group for such distribution date, until the certificate principal balances of the Class A-IA Certificates or the Class A-IB Certificates have been reduced to zero. From then on, these amounts will be distributed to the remaining class or classes of Class A Certificates until the certificate principal balances thereof have been reduced to zero. Payments of principal distributed to the Class A-IB Certificates will be paid sequentially to the Class A-IB Certificates, in ascending numerical order, until the certificate principal balance of each such class of certificates is reduced to zero.


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________________________________________________________________________________




CHARACTERISTICS OF INITIAL CONTRACTS
GROUP A LOANS

GROUP A MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT
----------------------------------------------------------- ------------- -------------- -------------
                                                            TOTAL         MINIMUM        MAXIMUM
----------------------------------------------------------- ------------- -------------- -------------
----------------------------------------------------------- ------------- -------------- -------------
Statistical Calculation Date Aggregate Principal Balance    $812,879,262.36
Number of Loans                                             6,986
Average Current Loan Balance                                116,358.33    38,500.00      386,799.36
(1)Weighted Average Original Loan-to-Value Ratio            82.08%        13.00%         95.00%
(1)Weighted Average Mortgage Rate                           8.6908%       6.2000%        14.2500%
(1)Weighted Average Net Mortgage Rate                       6.9508%       4.1850%        12.8200%
(1) Weighted Average Note Margin                            7.7988%       2.0000%        13.2500%
(1) Weighted Average Maximum Mortgage Rate                  14.9891%      9.3750%        23.0000%
(1) Weighted Average Minimum Mortgage Rate                  8.5105%       2.7500%        15.3750%
(1) Weighted Average Term to Next Rate Adjustment Rate      28            4              38
(months)
(1) Weighted Average Remaining Term to Maturity (months)    359           324            360
(1) Weighted Average Credit Score                           607           440            813
----------------------------------------------------------- ------------- -------------- -------------
----------------------------------------------------------- ------------- -------------- -------------

(1) Weighted Average reflected in Total

---------------------------------- -------------------------------------- ----------------------------
                                                                            PERCENT OF STATISTICAL
                                   RANGE                                  CALCULATION DATE PRINCIPAL
                                                                                    BALANCE

Product Type                       Adjustable                                        100.00%

Lien                               First                                             100.00%

Property Type                      Single-family detached                             83.64%
                                   Planned Unit Developments (detached)                7.67%
                                   Two- to four- family units                          4.54%
                                   Condo Low-Rise (less than 5 stories)                1.97%
                                   Planned Unit Developments (attached)                1.08%
                                   Townhouse                                           0.67%
                                   Manufactured Home                                   0.35%
                                   Condo Mid-Rise (5 to 8 stories)                     0.07%
                                   Condo High-Rise (9 stories or more)                 0.02%

Occupancy Status                   Primary Residence                                  92.07%
                                   Second/Vacation                                     0.66%
                                   Non Owner Occupied                                  7.26%

Geographic Distribution            California                                         11.10%
                                   Michigan                                            9.49%
                                   Florida                                             6.93%
                                   Texas                                               5.23%

Number of States (including DC)                                                         51

Largest Zip Code Concentration                                                         0.2%

Loans with Mortgage Insurance
(either borrower paid primary insurance policy or the Mortgage                        76.46%
Insurance Policy)

Loans with Prepayment Penalties                                                       84.36%
---------------------------------- -------------------------------------- ----------------------------


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________________________________________________________________________________





CREDIT SCORE DISTRIBUTION OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
    RANGE OF CREDIT SCORES        NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
499 or less                     40             $3,960,627                    0.49%
500 to 519                      81             8,022,996                     0.99
520 to 539                      308            31,097,138                    3.83
540 to 559                      671            72,010,008                    8.86
560 to 579                      985            110,267,944                   13.57
580 to 599                      1,005          115,024,375                   14.15
600 to 619                      1,442          171,964,650                   21.16
620 to 639                      995            123,352,810                   15.17
640 to 659                      673            83,391,825                    10.26
660 to 679                      380            46,561,160                    5.73
680 to 699                      174            21,384,146                    2.63
700 to 719                      81             9,069,796                     1.12
720 to 739                      50             6,266,324                     0.77
740 to 759                      41             5,101,049                     0.63
760 or greater                  34             3,598,873                     0.44
-----------------------------------------------------------------------------------------------------
SUBTOTAL WITH CREDIT SCORES     6,960          811,073,721                   99.78%
-----------------------------------------------------------------------------------------------------
Not Available(1)                26             1,805,541                     0.22
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------

(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
  RANGE OF ORIGINAL MORTGAGE      NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
    LOAN PRINCIPAL BALANCES         LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
      0 to 100,000              3,398          $240,412,230                  29.58%
--------------------------------
100,001 to 200,000              2,868          394,469,763                   48.53
--------------------------------
200,001 to 300,000              706            173,451,612                   21.34
--------------------------------
300,001 to 400,000              14             4,545,658                     0.56
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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
                                                      GMAC RFC [GRAPHIC OMITTED]
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RASC SERIES 2002-KS5 TRUST

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August 6, 2002.
________________________________________________________________________________





NET MORTGAGE RATES OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
  RANGE OF NET MORTGAGE RATES     NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 4.000% to 4.499%               6              $966,971                      0.12%
4.500% to 4.999%                133            21,029,521                    2.59
5.000% to 5.499%                403            58,523,689                    7.20
5.500% to 5.999%                901            119,997,878                   14.76
6.000% to 6.499%                1,069          130,983,570                   16.11
6.500% to 6.999%                1,283          145,913,786                   17.95
7.000% to 7.499%                897            96,515,768                    11.87
7.500% to 7.999%                726            79,306,823                    9.76
8.000% to 8.499%                584            63,471,022                    7.81
8.500% to 8.999%                434            44,729,054                    5.50
9.000% to 9.499%                293            29,320,227                    3.61
9.500% to 9.999%                132            12,255,994                    1.51
10.000% to 10.499%              68             5,927,321                     0.73
10.500% to 10.999%              37             2,555,053                     0.31
11.000% to 11.499%              12             849,266                       0.10
11.500% to 11.999%              4              253,949                       0.03
12.000% to 12.499%              3              234,980                       0.03
12.500% to 12.999%              1              44,391                        0.01
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------



MORTGAGE RATES OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
    RANGE OF MORTGAGE RATES       NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 6.000% to 6.499%               4              $633,330                      0.08%
6.500% to 6.999%                114            18,112,692                    2.23
7.000% to 7.499%                330            49,816,397                    6.13
7.500% to 7.999%                996            137,455,333                   16.91
8.000% to 8.499%                1,049          129,221,290                   15.90
8.500% to 8.999%                1,774          204,848,861                   25.20
9.000% to 9.499%                1,008          106,485,220                   13.10
9.500% to 9.999%                996            102,382,597                   12.60
10.000% to 10.499%              332            31,151,951                    3.83
10.500% to 10.999%              248            22,325,693                    2.75
11.000% to 11.499%              73             5,884,231                     0.72
11.500% to 11.999%              38             2,680,763                     0.33
12.000% to 12.499%              12             990,790                       0.12
12.500% to 12.999%              8              542,856                       0.07
13.500% to 13.999%              2              85,075                        0.01
14.000% to 14.499%              2              262,181                       0.03
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

                                                      GMAC RFC [GRAPHIC OMITTED]
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disclaimer,  please contact Credit Suisse First Boston  Corporation.  As Revised
August 6, 2002.
________________________________________________________________________________




ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
       RANGE OF ORIGINAL          NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
     LOAN-TO-VALUE RATIOS           LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 50.00 or less                  139            $13,713,804                   1.69%
50.01 to 55.00                  71             7,409,096                     0.91
55.01 to 60.00                  131            13,773,895                    1.69
60.01 to 65.00                  176            18,288,419                    2.25
65.01 to 70.00                  336            35,581,332                    4.38
70.01 to 75.00                  584            66,760,858                    8.21
75.01 to 80.00                  1,871          217,158,438                   26.71
80.01 to 85.00                  1,355          158,733,556                   19.53
85.01 to 90.00                  1,686          203,124,528                   24.99
90.01 to 95.00                  637            78,335,336                    9.64
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
      STATE OR TERRITORY          NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 California                     508            $90,263,027                   11.10%
Michigan                        784            77,151,179                    9.49
Florida                         520            56,326,072                    6.93
Texas                           366            42,493,712                    5.23
Illinois                        335            40,371,663                    4.97
Georgia                         324            39,788,343                    4.89
Minnesota                       273            36,746,881                    4.52
Wisconsin                       348            34,563,348                    4.25
Colorado                        212            33,673,066                    4.14
Ohio                            378            31,962,502                    3.93
Other(1)                        2,938          329,539,469                   40.55
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------
(1) Other includes states and the District Columbia with under 3% concentrations individually.


--------------------------------------------------------------------------------

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

                                                      GMAC RFC [GRAPHIC OMITTED]
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RASC SERIES 2002-KS5 TRUST

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August 6, 2002.
________________________________________________________________________________




MORTGAGE LOAN PURPOSE OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
         LOAN PURPOSE             NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 Purchase                       2,469          $277,757,836                  34.17%
Rate/Term Refinance             451            57,259,144                    7.04
 Equity Refinance               4,066          477,862,282                   58.79
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
      DOCUMENTATION TYPE          NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 Full Documentation             5,711          $643,527,787                  79.17%
Reduced Documentation           1,275          169,351,475                   20.83
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


OCCUPANCY TYPES OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
           OCCUPANCY              NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 Primary Residence              6,275          $748,433,770                  92.07%
Second/Vacation                 49             5,397,479                     0.66
Non Owner Occupied              662            59,048,014                    7.26
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT SUISSE/FIRST BOSTON (GRAPHIC OMITTED)




                                                      GMAC RFC [GRAPHIC OMITTED]
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RASC SERIES 2002-KS5 TRUST

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disclaimer,  please contact Credit Suisse First Boston  Corporation.  As Revised
August 6, 2002.
________________________________________________________________________________





MORTGAGED PROPERTY TYPES OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF        PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                   MORTGAGE       OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                     LOANS     STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 Single-family detached           5,959        $679,884,147                  83.64%
 Planned Unit Developments        408          62,328,479                    7.67
 (detached)
 Two- to four- family units       301          36,918,958                    4.54
 Condo Low-Rise (less than 5      148          15,987,219                    1.97
 stories)
 Planned Unit Developments        72           8,785,080                     1.08
 (attached)
 Townhouse                        54           5,433,376                     0.67
 Manufactured Home                38           2,864,321                     0.35
 Condo Mid-Rise (5 to 8 stories)  5            555,282                       0.07
 Condo High-Rise (9 stories or    1            122,400                       0.02
 more)
-----------------------------------------------------------------------------------------------------
      TOTAL                       6,986        $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


CREDIT GRADES OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
         CREDIT GRADES            NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 A4                             2,796          $339,402,065                  41.75%
 AX                             1,711          206,260,683                   25.37
 AM                             1,296          149,407,542                   18.38
 B                              757            78,604,652                    9.67
 C                              320            30,306,472                    3.73
 CM                             106            8,897,848                     1.09
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT SUISSE/FIRST BOSTON (GRAPHIC OMITTED)






                                                      GMAC RFC [GRAPHIC OMITTED]
________________________________________________________________________________
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August 6, 2002.
________________________________________________________________________________




PREPAYMENT PENALTY TERMS OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
    PREPAYMENT PENALTY TERM       NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 12 Months                      232            $31,906,460                   3.93%
 24 Months                      2,186          255,279,682                   31.40
 36 Months                      3,051          342,897,411                   42.18
 60 Months                      453            47,237,297                    5.81
 None                           985            127,158,570                   15.64
 Other(1)                       79             8,399,843                     1.03
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------
(1) Other means not 0,12, 24, 36, 48 or 60 and not more than 60 months.




NOTE MARGINS OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
     RANGE OF NOTE MARGINS        NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 2.000% to 2.499%               1              $60,393                       0.01%
 2.500% to 2.999%               2              280,689                       0.03
 4.000% to 4.499%               11             2,244,213                     0.28
 4.500% to 4.999%               26             4,268,478                     0.53
 5.000% to 5.499%               52             8,019,788                     0.99
 5.500% to 5.999%               112            15,617,224                    1.92
 6.000% to 6.499%               303            39,862,944                    4.90
 6.500% to 6.999%               715            90,842,669                    11.18
 7.000% to 7.499%               1,005          124,884,927                   15.36
 7.500% to 7.999%               1,506          180,631,451                   22.22
 8.000% to 8.499%               1,340          150,518,732                   18.52
 8.500% to 8.999%               967            106,324,214                   13.08
 9.000% to 9.499%               465            45,994,990                    5.66
 9.500% to 9.999%               264            24,891,235                    3.06
 10.000% to 10.499%             132            11,417,473                    1.40
 10.500% to 10.999%             44             3,828,122                     0.47
 11.000% to 11.499%             20             1,681,290                     0.21
 11.500% to 11.999%             10             557,970                       0.07
 12.000% to 12.499%             6              479,719                       0.06
 12.500% to 12.999%             3              297,265                       0.04
 13.000% to 13.499%             2              175,476                       0.02
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

CREDIT SUISSE/FIRST BOSTON (GRAPHIC OMITTED)




                                                      GMAC RFC [GRAPHIC OMITTED]
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August 6, 2002.
________________________________________________________________________________



MAXIMUM MORTGAGE RATES OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
   RANGE OF MAXIMUM MORTGAGE      NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
             RATES                  LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 9.000% to 9.999%               1              $45,027                       0.01%
 11.000% to 11.999%             1              76,455                        0.01
 12.000% to 12.999%             78             11,779,487                    1.45
 13.000% to 13.999%             1,062          152,341,934                   18.74
 14.000% to 14.999%             2,451          294,376,807                   36.21
 15.000% to 15.999%             1,967          210,652,374                   25.91
 16.000% to 16.999%             1,020          104,918,013                   12.91
 17.000% to 17.999%             329            32,352,861                    3.98
 18.000% to 18.999%             60             4,666,726                     0.57
 19.000% to 19.999%             13             1,134,634                     0.14
 20.000% to 20.999%             1              56,903                        0.01
 21.000% to 21.999%             2              262,181                       0.03
 23.000% to 23.999%             1              215,859                       0.03
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


MINIMUM MORTGAGE RATES OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
   RANGE OF MINIMUM MORTGAGE      NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
             RATES                  LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 2.000% to 2.999%               2              $280,689                      0.03%
 4.000% to 4.999%               10             1,917,956                     0.24
 5.000% to 5.999%               28             3,362,804                     0.41
 6.000% to 6.999%               237            31,542,223                    3.88
 7.000% to 7.999%               1,685          222,443,458                   27.36
 8.000% to 8.999%               2,666          316,770,369                   38.97
 9.000% to 9.999%               1,694          177,159,369                   21.79
 10.000% to 10.999%             532            48,964,472                    6.02
 11.000% to 11.999%             107            8,503,013                     1.05
 12.000% to 12.999%             19             1,501,324                     0.18
 13.000% to 13.999%             3              126,375                       0.02
 14.000% to 14.999%             2              262,181                       0.03
 15.000% to 15.999%             1              45,027                        0.01
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT SUISSE/FIRST BOSTON (GRAPHIC OMITTED)


                                                      GMAC RFC [GRAPHIC OMITTED]
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________________________________________________________________________________




NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP A LOANS
-----------------------------------------------------------------------------------------------------
      NEXT INTEREST RATE          NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
        ADJUSTMENT DATE             LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 November 2002                  1              $104,782                      0.01%
 December 2002                  1              44,966                        0.01
 January 2003                   2              331,542                       0.04
 March 2003                     1              139,580                       0.02
 June 2003                      1              83,481                        0.01
 September 2003                 1              123,366                       0.02
 October 2003                   1              174,516                       0.02
 November 2003                  1              103,557                       0.01
 December 2003                  1              112,072                       0.01
 January 2004                   1              142,132                       0.02
 February 2004                  1              96,053                        0.01
 March 2004                     9              1,070,477                     0.13
 April 2004                     102            12,808,181                    1.58
 May 2004                       526            59,318,691                    7.30
 June 2004                      1,795          205,669,421                   25.30
 July 2004                      1,469          175,500,550                   21.59
 August 2004                    226            28,198,993                    3.47
 September 2004                 1              75,527                        0.01
 November 2004                  2              377,064                       0.05
 January 2005                   2              131,285                       0.02
 February 2005                  4              781,974                       0.10
 March 2005                     4              551,836                       0.07
 April 2005                     36             3,844,179                     0.47
 May 2005                       268            28,877,108                    3.55
 June 2005                      1,212          136,402,564                   16.78
 July 2005                      1,146          136,518,281                   16.79
 August 2005                    171            21,140,285                    2.60
 September 2005                 1              156,800                       0.02
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

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

                                                      GMAC RFC [GRAPHIC OMITTED]
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________________________________________________________________________________





CHARACTERISTICS OF INITIAL CONTRACTS
GROUP B LOANS

GROUP B MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT
----------------------------------------------------------- ------------- -------------- -------------
                                                            TOTAL         MINIMUM        MAXIMUM
----------------------------------------------------------- ------------- -------------- -------------
----------------------------------------------------------- ------------- -------------- -------------
Statistical Calculation Date Aggregate Principal Balance    $812,819,740.77
Number of Loans                                             7,037
Average Current Loan Balance                                $115,506.57   $9,600.00      $650,000.00
(1)Weighted Average Original Loan-to-Value Ratio            82.35%        1.00%          95.00%
(1)Weighted Average Mortgage Rate                           8.6970%       6.2000%        14.9900%
(1)Weighted Average Net Mortgage Rate                       6.9775%       4.0600%        13.0700%
(1) Weighted Average Note Margin                            7.7978%       2.7500%        13.0000%
(1) Weighted Average Maximum Mortgage Rate                  15.0097%      12.2400%       21.9900%
(1) Weighted Average Minimum Mortgage Rate                  8.5166%       2.7500%        14.9900%
(1) Weighted Average Term to Next Rate Adjustment Rate      28            6              38
(months)
(1) Weighted Average Remaining Term to Maturity (months)    359           350            360
(1) Weighted Average Credit Score                           608           465            807
----------------------------------------------------------- ------------- -------------- -------------
----------------------------------------------------------- ------------- -------------- -------------

(1) Weighted Avearge reflected in Total

---------------------------------- -------------------------------------- ----------------------------
                                                                            PERCENT OF STATISTICAL
                                   RANGE                                  CALCULATION DATE PRINCIPAL
                                                                                    BALANCE

Product Type                       Adjustable                                        100.00%

Lien                               First                                             100.00%

Property Type                      Single-family detached                             84.32%
                                   Planned Unit Developments (detached)                7.85%
                                   Two- to four- family units                          3.73%
                                   Condo Low-Rise (less than 5 stories)                1.82%
                                   Planned Unit Developments (attached)                0.92%
                                   Townhouse                                           0.74%
                                   Manufactured Home                                   0.48%
                                   Condo Mid-Rise (5 to 8 stories)                     0.12%
                                   Condo High-Rise (9 stories or more)                 0.01%
                                   Leasehold                                           0.01%

Occupancy Status                   Primary Residence                                  92.31%
                                   Second/Vacation                                     0.69%
                                   Non Owner Occupied                                  7.00%

Geographic Distribution            California                                         13.00%
                                   Michigan                                            9.16%
                                   Florida                                             6.62%
                                   Texas                                               5.04%

Number of States (including DC)                                                         51

Largest Zip Code Concentration                                                         0.2%

Loans with Mortgage Insurance                                                         75.12%
(either borrower paid primary insurance policy or the Mortgage
Insurance Policy)

Loans with Prepayment Penalties                                                       84.52%
---------------------------------- -------------------------------------- ----------------------------


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

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________________________________________________________________________________





CREDIT SCORE DISTRIBUTION OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
    RANGE OF CREDIT SCORES        NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
499 or less                     44             $3,855,528                    0.47%
500 to 519                      107            8,837,037                     1.09
520 to 539                      344            34,164,658                    4.20
540 to 559                      690            70,804,769                    8.71
560 to 579                      964            102,623,930                   12.63
580 to 599                      1,001          114,033,839                   14.03
600 to 619                      1,403          167,530,415                   20.61
620 to 639                      1,022          125,329,800                   15.42
640 to 659                      670            87,364,660                    10.75
660 to 679                      344            43,376,764                    5.34
680 to 699                      183            23,446,997                    2.88
700 to 719                      108            15,658,574                    1.93
720 to 739                      52             6,118,336                     0.75
740 to 759                      38             3,831,955                     0.47
760 or greater                  29             4,021,995                     0.49
SUBTOTAL WITH CREDIT SCORES     6,999          $810,999,257                  99.78%
Not Available(1)                38             1,820,484                     0.22
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------
(1) Mortgage  loans  indicated as having a Credit Score that is "not  available"
include  certain  Mortgage  Loans where the Credit Score was not provided by the related  seller and mortgage  loans where no credit  history can be obtained for the related mortgagor.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
  RANGE OF ORIGINAL MORTGAGE      NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
    LOAN PRINCIPAL BALANCES         LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
      0 to 100,000              3,703          $238,993,444                  29.40%
100,001 to 200,000              2,532          348,407,976                   42.86
200,001 to 300,000              500            116,410,370                   14.32
300,001 to 400,000              273            95,037,874                    11.69
400,001 to 500,000              24             10,722,577                    1.32
600,001 to 700,000              5              3,247,500                     0.40
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------

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
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August 6, 2002.
________________________________________________________________________________





NET MORTGAGE RATES OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
  RANGE OF NET MORTGAGE RATES     NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 4.000% to 4.499%               11             $2,631,791                    0.32%
4.500% to 4.999%                112            20,070,099                    2.47
5.000% to 5.499%                378            60,430,412                    7.43
5.500% to 5.999%                841            118,979,399                   14.64
6.000% to 6.499%                1,084          132,755,393                   16.33
6.500% to 6.999%                1,192          134,558,351                   16.55
7.000% to 7.499%                894            93,396,155                    11.49
7.500% to 7.999%                807            84,194,197                    10.36
8.000% to 8.499%                600            63,889,548                    7.86
8.500% to 8.999%                439            42,087,043                    5.18
9.000% to 9.499%                321            32,214,952                    3.96
9.500% to 9.999%                184            15,989,443                    1.97
10.000% to 10.499%              83             6,841,675                     0.84
10.500% to 10.999%              48             2,841,378                     0.35
11.000% to 11.499%              23             1,043,154                     0.13
11.500% to 11.999%              12             490,800                       0.06
12.000% to 12.499%              3              196,241                       0.02
12.500% to 12.999%              4              181,817                       0.02
13.000% to 13.499%              1              27,895                        0.01
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------


MORTGAGE RATES OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
    RANGE OF MORTGAGE RATES       NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 6.000% to 6.499%               7              $1,825,590                    0.22%
6.500% to 6.999%                98             18,517,422                    2.28
7.000% to 7.499%                299            48,782,138                    6.00
7.500% to 7.999%                937            138,771,350                   17.07
8.000% to 8.499%                1,014          127,140,669                   15.64
8.500% to 8.999%                1,757          203,155,129                   24.99
9.000% to 9.499%                1,016          104,634,391                   12.87
9.500% to 9.999%                1,039          99,098,774                    12.19
10.000% to 10.499%              404            35,975,756                    4.43
10.500% to 10.999%              287            24,484,178                    3.01
11.000% to 11.499%              97             6,188,010                     0.76
11.500% to 11.999%              44             2,559,696                     0.31
12.000% to 12.499%              20             913,378                       0.11
12.500% to 12.999%              9              449,178                       0.06
13.000% to 13.499%              4              117,370                       0.01
13.500% to 13.999%              4              139,132                       0.02
14.500% to 14.999%              1              67,580                        0.01
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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________________________________________________________________________________




ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
       RANGE OF ORIGINAL          NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
     LOAN-TO-VALUE RATIOS           LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 50.00 or less                  170            $11,605,783                   1.43%
50.01 to 55.00                  76             6,098,609                     0.75
55.01 to 60.00                  148            14,246,346                    1.75
60.01 to 65.00                  199            17,561,862                    2.16
65.01 to 70.00                  393            37,792,872                    4.65
70.01 to 75.00                  521            57,910,240                    7.12
75.01 to 80.00                  1,935          231,826,974                   28.52
80.01 to 85.00                  1,244          141,366,508                   17.39
85.01 to 90.00                  1,724          214,430,322                   26.38
90.01 to 95.00                  627            79,980,223                    9.84
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
      STATE OR TERRITORY          NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 California                     502            $105,695,542                  13.00%
Michigan                        787            74,463,207                    9.16
Florida                         506            53,820,876                    6.62
Texas                           355            40,956,362                    5.04
Georgia                         293            34,579,018                    4.25
Minnesota                       251            34,308,659                    4.22
Illinois                        296            33,887,866                    4.17
Colorado                        195            32,619,136                    4.01
Wisconsin                       331            29,104,427                    3.58
Ohio                            338            28,833,092                    3.55
Other(1)                        3,183          344,551,556                   42.39
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------
(1) Other includes states and the District Columbia with under 3% concentrations individually.

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

                                                      GMAC RFC [GRAPHIC OMITTED]
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August 6, 2002.
________________________________________________________________________________





MORTGAGE LOAN PURPOSE OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
         LOAN PURPOSE             NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 Purchase                       2,539          $289,643,355                  35.63%
Rate/Term Refinance             425            53,786,339                    6.62
 Equity Refinance               4,073          469,390,046                   57.75
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
      DOCUMENTATION TYPE          NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 Full Documentation             5,874          $668,073,330                  82.19%
Reduced Documentation           1,163          144,746,411                   17.81
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------


OCCUPANCY TYPES OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
           OCCUPANCY              NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 Primary Residence              6,223          $750,318,434                  92.31%
Second/Vacation                 52             5,614,466                     0.69
 Non Owner Occupied             762            56,886,841                    7.00
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

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________________________________________________________________________________




MORTGAGED PROPERTY TYPES OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
          PROPERTY TYPE            NUMBER OF        PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                   MORTGAGE       OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                     LOANS     STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 Single-family detached           6,063        $685,334,686                  84.32%
 Planned Unit Developments        352          63,803,185                    7.85
 (detached)
 Two- to four- family units       293          30,343,920                    3.73
 Condo Low-Rise (less than 5      142          14,822,208                    1.82
 stories)
 Planned Unit Developments        62           7,462,740                     0.92
 (attached)
 Townhouse                        62           6,013,542                     0.74
 Manufactured Home                55           3,881,024                     0.48
 Condo Mid-Rise (5 to 8 stories)  6            959,315                       0.12
 Condo High-Rise (9 stories or    1            79,200                        0.01
 more)
 Leasehold                        1            119,922                       0.01
-----------------------------------------------------------------------------------------------------
      TOTAL                       7,037        $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------


CREDIT GRADES OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
         CREDIT GRADES            NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 A4                             2,781          $342,320,547                  42.12%
 AX                             1,760          220,424,039                   27.12
 AM                             1,234          132,324,535                   16.28
 B                              799            80,218,437                    9.87
 C                              312            26,977,804                    3.32
 CM                             151            10,554,379                    1.30
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

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
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________________________________________________________________________________





PREPAYMENT PENALTY TERMS OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
    PREPAYMENT PENALTY TERM       NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 12 Months                      218            $32,051,097                   3.94%
 24 Months                      2,296          267,581,078                   32.92
 36 Months                      3,008          322,981,823                   39.74
 60 Months                      515            56,408,373                    6.94
 None                           929            125,791,871                   15.48
 Other(1)                       71             8,005,499                     0.98
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------
(1) Other means not 0,12, 24, 36, 48 or 60 and not more than 60 months.



NOTE MARGINS OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
     RANGE OF NOTE MARGINS        NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
                                    LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 2.500% to 2.999%               1              $223,920                      0.03%
 3.500% to 3.999%               2              414,480                       0.05
 4.000% to 4.499%               17             4,296,652                     0.53
 4.500% to 4.999%               30             5,673,371                     0.7
 5.000% to 5.499%               41             6,836,662                     0.84
 5.500% to 5.999%               104            17,517,603                    2.16
 6.000% to 6.499%               278            35,895,574                    4.42
 6.500% to 6.999%               743            99,302,969                    12.22
 7.000% to 7.499%               963            120,838,484                   14.87
 7.500% to 7.999%               1,443          176,802,439                   21.75
 8.000% to 8.499%               1,260          134,867,445                   16.59
 8.500% to 8.999%               1,030          111,087,480                   13.67
 9.000% to 9.499%               531            51,164,293                    6.29
 9.500% to 9.999%               324            29,683,560                    3.65
 10.000% to 10.499%             152            11,132,457                    1.37
 10.500% to 10.999%             57             4,012,177                     0.49
 11.000% to 11.499%             32             1,771,641                     0.22
 11.500% to 11.999%             10             607,212                       0.07
 12.000% to 12.499%             11             356,422                       0.04
 12.500% to 12.999%             7              286,150                       0.04
 13.000% to 13.499%             1              48,750                        0.01
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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
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________________________________________________________________________________





MAXIMUM MORTGAGE RATES OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
   RANGE OF MAXIMUM MORTGAGE      NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
             RATES                  LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 12.000% to 12.999%             61             $10,354,521                   1.27%
 13.000% to 13.999%             985            155,831,152                   19.17
 14.000% to 14.999%             2,364          284,944,990                   35.06
 15.000% to 15.999%             2,025          208,779,921                   25.69
 16.000% to 16.999%             1,130          112,219,391                   13.81
 17.000% to 17.999%             372            33,969,202                    4.18
 18.000% to 18.999%             84             5,876,093                     0.72
 19.000% to 19.999%             14             728,140                       0.09
 20.000% to 20.999%             1              48,750                        0.01
 21.000% to 21.999%             1              67,580                        0.01
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------


MINIMUM MORTGAGE RATES OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
   RANGE OF MINIMUM MORTGAGE      NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
             RATES                  LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 2.000% to 2.999%               1              $223,920                      0.03%
 3.000% to 3.999%               1              169,854                       0.02
 4.000% to 4.999%               18             3,796,090                     0.47
 5.000% to 5.999%               13             1,855,860                     0.23
 6.000% to 6.999%               223            31,978,035                    3.93
 7.000% to 7.999%               1,623          226,928,727                   27.92
 8.000% to 8.999%               2,610          307,219,924                   37.80
 9.000% to 9.999%               1,733          174,394,971                   21.46
 10.000% to 10.999%             637            55,478,342                    6.83
 11.000% to 11.999%             140            9,117,422                     1.12
 12.000% to 12.999%             29             1,332,515                     0.16
 13.000% to 13.999%             8              256,502                       0.03
 14.000% to 14.999%             1              67,580                        0.01
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

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

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

NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP B LOANS
-----------------------------------------------------------------------------------------------------
      NEXT INTEREST RATE          NUMBER OF         PRINCIPAL BALANCE               PERCENT OF
                                                                              AGGREGATE PRINCIPAL
                                                                              BALANCE OUTSTANDING
                                  MORTGAGE        OUTSTANDING AS OF THE      AS OF THE STATISTICAL
        ADJUSTMENT DATE             LOANS      STATISTICAL CALCULATION DATE     CALCULATION DATE
-----------------------------------------------------------------------------------------------------
 January 2003                   2              $119,400                      0.01%
 April 2003                     1              156,114                       0.02
 September 2003                 1              203,205                       0.03
 October 2003                   3              401,124                       0.05
 December 2003                  2              287,979                       0.04
 January 2004                   2              102,541                       0.01
 February 2004                  5              450,272                       0.06
 March 2004                     21             2,540,638                     0.31
 April 2004                     118            15,046,397                    1.85
 May 2004                       576            65,881,581                    8.11
 June 2004                      1,935          221,480,744                   27.25
 July 2004                      1,509          175,164,054                   21.55
 August 2004                    198            24,613,084                    3.03
 September 2004                 1              155,245                       0.02
 October 2004                   1              235,025                       0.03
 November 2004                  3              353,641                       0.04
 February 2005                  2              329,765                       0.04
 March 2005                     6              393,256                       0.05
 April 2005                     36             3,697,362                     0.45
 May 2005                       275            28,157,315                    3.46
 June 2005                      1,142          134,024,841                   16.49
 July 2005                      1,059          122,242,906                   15.04
 August 2005                    138            16,621,250                    2.04
 September 2005                 1              162,000                       0.02
-----------------------------------------------------------------------------------------------------
      TOTAL                     7,037          $812,819,741                  100.00%
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

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

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________________________________________________________________________________





SENSITIVITY ANALYSIS (TO 10% CALL)

                     0% PPC       50% PPC       75% PPC       100% PPC     125% PPC      150% PPC
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    CLASS A-IA
-------------------
 WAL (yrs)            21.02         4.83          3.30          2.50          2.01         1.68
 MDUR (yrs)           16.73         4.51          3.15          2.42          1.96         1.65
 Principal           Sep02 -                                                Sep02 -
 Window               Jul31     Sep02 - Apr14 Sep02 - May10 Sep02 - Apr08    Dec06     Sep02 - Jan06

   CLASS A-IB-1
 WAL (yrs)             0.94         0.64          0.53          0.45          0.40         0.37
 MDUR (yrs)            0.93         0.64          0.53          0.45          0.40         0.37
 Principal           Sep02 -                                                Sep02 -
 Window               Aug03     Sep02 - Aug03 Sep02 - Jun03 Sep02 - May03    Apr03     Sep02 - Mar03

   CLASS A-IB-2
 WAL (yrs)            15.66         1.81          1.40          1.14          0.98         0.87
 MDUR (yrs)           12.77         1.74          1.36          1.12          0.96         0.86
 Principal           Jun12 -                                                Apr03 -
 Window               Jul22     Aug03 - Mar05 Jun03 - Jul04 May03 - Apr04    Dec03     Mar03 - Oct03

   CLASS A-IB-3
 WAL (yrs)            25.60         6.68          4.48          3.35          2.66         2.20
 MDUR (yrs)           19.86         6.18          4.26          3.23          2.59         2.15
 Principal           Jul22 -                                                Dec03 -
 Window               Jul31     Mar05 - Apr14 Jul04 - May10 Apr04 - Apr08    Dec06     Oct03 - Jan06
-----------------------------------------------------------------------------------------------------

SENSITIVITY ANALYSIS (TO MATURITY)

                     0% PPC       50% PPC       75% PPC       100% PPC     125% PPC      150% PPC
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    CLASS A-IA
 WAL (yrs)            21.06         5.19          3.55          2.68          2.15         1.78
 MDUR (yrs)           16.76         4.78          3.36          2.58          2.09         1.75
 Principal           Sep02 -                                                Sep02 -
 Window               Jul32     Sep02 - Jul26 Sep02 - Jul19 Sep02 - Jan15    Jan12     Sep02 - Jan10

   CLASS A-IB-1
 WAL (yrs)             0.94         0.64          0.53          0.45          0.40         0.37
 MDUR (yrs)            0.93         0.64          0.53          0.45          0.40         0.37
 Principal           Sep02 -                                                Sep02 -
 Window               Aug03     Sep02 - Aug03 Sep02 - Jun03 Sep02 - May03    Apr03     Sep02 - Mar03

   CLASS A-IB-2
 WAL (yrs)            15.66         1.81          1.40          1.14          0.98         0.87
 MDUR (yrs)           12.77         1.74          1.36          1.12          0.96         0.86
 Principal           Jun12 -                                                Apr03 -
 Window               Jul22     Aug03 - Mar05 Jun03 - Jul04 May03 - Apr04    Dec03     Mar03 - Oct03

   CLASS A-IB-3
 WAL (yrs)            25.68         7.24          4.86          3.63          2.88         2.36
 MDUR (yrs)           19.90         6.60          4.58          3.48          2.78         2.31
 Principal           Jul22 -                                                Dec03 -
 Window               Jul32     Mar05 - Jul26 Jul04 - Jul19 Apr04 - Jan15    Jan12     Oct03 - Jan10
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT SUISSE/FIRST BOSTON (GRAPHIC OMITTED)

                                                      GMAC RFC [GRAPHIC OMITTED]
________________________________________________________________________________
RASC SERIES 2002-KS5 TRUST

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-KS5 This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation. As Revised August 6, 2002.
________________________________________________________________________________





NET WAC CAP TABLE

DISTRIBUTIONET WAC   NET WAC CAP   DISTRIBUTINET WAC   NET WAC CAP   DISTRIBUTIONET WAC    NET WAC
            AP(1,2)                           AP(1,2)                            AP(1,2)     CAP
   DATE    C         STRESS(1,3)      DATE   C         STRESS(1,3)      DATE    C        STRESS(1,3)
---------------------------------- --------------------------------- --------------------------------
 Sep-02     7.74%      7.74%        May-05    7.44%      9.19%        Jan-08     7.55%     12.85%
------------
 Oct-02     6.96%      6.96%        Jun-05    7.20%      8.89%        Feb-08     7.55%     12.85%
------------
 Nov-02     6.74%      6.74%        Jul-05    7.44%      9.19%        Mar-08     8.07%     13.73%
------------
 Dec-02     6.96%      6.96%        Aug-05    7.55%      10.73%       Apr-08     7.55%     12.85%
------------
 Jan-03     6.74%      6.74%        Sep-05    7.55%      10.73%       May-08     7.80%     13.27%
------------
 Feb-03     6.74%      6.74%        Oct-05    7.80%      11.08%       Jun-08     7.55%     12.85%
------------
 Mar-03     7.46%      7.46%        Nov-05    7.55%      10.73%       Jul-08     7.81%     13.28%
------------
 Apr-03     6.74%      6.74%        Dec-05    7.80%      11.08%       Aug-08     7.55%     12.85%
------------
 May-03     6.96%      6.97%        Jan-06    7.55%      10.73%       Sep-08     7.55%     12.85%
------------
 Jun-03     6.74%      6.74%        Feb-06    7.55%      11.80%       Oct-08     7.81%     13.28%
------------
 Jul-03     6.96%      6.97%        Mar-06    8.36%      13.06%       Nov-08     7.55%     12.85%
------------
 Aug-03     6.74%      6.74%        Apr-06    7.55%      11.80%       Dec-08     7.81%     13.28%
------------
 Sep-03     6.74%      6.74%        May-06    7.80%      12.19%       Jan-09     7.55%     12.85%
------------
 Oct-03     6.96%      6.97%        Jun-06    7.55%      11.80%       Feb-09     7.55%     12.85%
------------
 Nov-03     6.74%      6.74%        Jul-06    7.80%      12.19%       Mar-09     8.36%     14.23%
------------
 Dec-03     6.96%      6.97%        Aug-06    7.55%      12.39%       Apr-09     7.56%     12.85%
------------
 Jan-04     6.74%      6.74%        Sep-06    7.55%      12.39%       May-09     7.81%     13.28%
------------
 Feb-04     6.74%      6.74%        Oct-06    7.80%      12.80%       Jun-09     7.56%     12.85%
------------
 Mar-04     7.20%      7.21%        Nov-06    7.55%      12.39%       Jul-09     7.81%     13.28%
------------
 Apr-04     6.74%      6.74%        Dec-06    7.80%      12.80%       Aug-09     7.56%     12.85%
------------
 May-04     6.96%      6.97%        Jan-07    7.55%      12.39%
------------
 Jun-04     6.74%      6.74%        Feb-07    7.55%      12.83%
------------
 Jul-04     6.96%      6.97%        Mar-07    8.36%      14.21%
------------
 Aug-04     7.20%      8.26%        Apr-07    7.55%      12.83%
------------
 Sep-04     7.20%      8.26%        May-07    7.80%      13.26%
------------
 Oct-04     7.44%      8.53%        Jun-07    7.55%      12.83%
------------
 Nov-04     7.20%      8.26%        Jul-07    7.80%      13.26%
------------
 Dec-04     7.44%      8.53%        Aug-07    7.55%      12.85%
------------
 Jan-05     7.20%      8.26%        Sep-07    7.55%      12.85%
------------
 Feb-05     7.20%      8.89%        Oct-07    7.80%      13.27%
------------
 Mar-05     7.97%      9.84%        Nov-07    7.55%      12.85%
------------
 Apr-05     7.20%      8.89%        Dec-07    7.80%      13.27%
---------------------------------- --------------------------------- -----------

(1)   Net WAC Cap = (Net Mortgage Rate*) / (Collateral  balance) x (360/Actual #
      Days)
(2)    Assumes no losses, 100% PPC, and 6 month LIBOR remains constant at 1.73125%.
(3)    Assumes no losses, 100% PPC, and 6 month LIBOR remains constant at 15.00%.

* Net  of  Master  Servicing,  Sub-servicing,  Mortgage  Insurance  premium  and
Certificate Insurer premium.


--------------------------------------------------------------------------------

CREDIT SUISSE/FIRST BOSTON (GRAPHIC OMITTED)

DISCLAIMER

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.